Exhibit 23

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:
1.Registration Statement (Form S-8 No. 333-239643) pertaining to Enerpac Tool Group Corp. Outside Directors’ Deferred Compensation plan;
2.Registration Statement (Form S-8 No. 333-215592) pertaining to the Actuant Corporation 2017 Omnibus Incentive Plan;
3.Registration Statement (Form S-8 No. 333-46469) pertaining to the Applied Power Inc. 1996 Stock Option Plan;
4.Registration Statement (Form S-8 No. 333-53702) pertaining to the Actuant Corporation 2001 Stock Plan;
5.Registration Statement (Form S-8 No. 333-53704) pertaining to the Actuant Corporation 2001Outside Directors’ Stock Option Plan;
6.Registration Statement (Form S-8 No. 333-61279) pertaining to the Zero Corporation 1988 Stock Option Plan and the Zero Corporation 1994 Stock Option Plan;
7.Registration Statement (Form S-8 No. 333-61281) pertaining to the Applied Power Inc. Employee Stock Purchase Plan;
8.Registration Statement (Form S-8 No. 333-89068) pertaining to the Actuant Corporation Outside Directors’ Deferred Compensation Plan;
9.Registration Statement (Form S-8 No. 333-102523) pertaining to the Actuant Corporation 2002 Stock Plan;
10.Registration Statement (Form S-8 No. 333-102524) pertaining to the Actuant Corporation Outside 2001 Directors’ Stock Option Plan;
11.Registration Statement (Form S-8 No. 333-112008) pertaining to the Actuant Corporation 2004 Employee Stock Purchase Plan;
12.Registration Statement (Form S-8 No. 333-118811) pertaining to the Actuant Corporation Deferred Compensation Plan;
13.Registration Statement (Form S-8 No. 333-131186) pertaining to the Actuant Corporation 2002 Stock Plan;
14.Registration Statement (Form S-8 No. 333-131187) pertaining to the Actuant Corporation Amended and Restated 2001 Outside Directors’ Stock Plan;
15.Registration Statement (Form S-8 No. 333-156734) pertaining to the Actuant Corporation 2009 Omnibus Incentive Plan;
16.Registration Statement (Form S-8 No. 333-186146) pertaining to the Actuant Corporation 2009 Omnibus Incentive Plan;
17.Registration Statement (Form S-8 No. 333-164304) pertaining to the Actuant Corporation 2010 Employee Stock Purchase Plan;
18.Registration Statement (Form S-8 No. 333-254821) pertaining to the Enerpac Tool Group Corp. 2017 Omnibus Incentive Plan (as amended and restated November 9, 2020);
19.Registration Statement (Form S-8 No. 333-164303) pertaining to the Actuant Corporation 2009 Omnibus Incentive Plan;
of our report dated October 21, 2024, with respect to the consolidated financial statements of Enerpac Tool Group Corp. and subsidiaries, and the effectiveness of internal control over financial reporting of Enerpac Tool Group Corp., included in this Annual Report (Form 10-K) for the year ended August 31, 2024.

/s/ Ernst & Young LLP

Milwaukee, Wisconsin
October 21, 2024